o 711 *SAA

                        SUPPLEMENT DATED JANUARY 1, 1999
                  TO THE STATEMENT OF ADDITIONAL INFORMATION OF
               TEMPLETON DEVELOPING MARKETS TRUST - ADVISOR CLASS
                                DATED MAY 1, 1998

The Statement of Additional Information is amended as follows:

I. As of January 1, 1999, the fund offers four classes of shares: Class A, Class B, Class C and Advisor Class. Before January 1, 1999, Class A shares were designated Class I. All references in the Statement of Additional Information to Class I shares are replaced with Class A.

II. The first sentence in the section "Additional Information on Exchanging Shares," found under "How Do I Buy, Sell and Exchange Shares?", is replaced with the following:

         If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be reinvested in the fund and exchanged into the new fund at Net Asset Value when paid.

III. Under the section "Miscellaneous Information," the following is added:

          The Information Services & Technology division of Resources established a Year 2000 Project Team in 1996. This team has already begun making necessary software changes to help the computer systems that service the fund and its shareholders to be Year 2000 compliant. After completing these modifications, comprehensive tests are conducted in one of Resources' U.S. test labs to verify their effectiveness. Resources continues to seek reasonable assurances from all major hardware, software or data-services suppliers that they will be Year 2000 compliant on a timely basis. Resources is also beginning to develop a contingency plan, including identification of those mission critical systems for which it is practical to develop a contingency plan. However, in an operation as complex and geographically distributed as Resources' business, the alternatives to use of normal systems, especially mission critical systems, or supplies of electricity or long distance voice and data lines are limited.


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IV.      In the "Useful Terms and Definitions" section, the definition of "Class
         I, Class II and Advisor Class" is replaced with the following:

         CLASS A, CLASS B, CLASS C AND ADVISOR CLASS - The fund offers four classes of shares, designated "Class A," "Class B," "Class C" and "Advisor Class." The four classes have proportionate interests in the fund's portfolio. They differ, however, primarily in their sales charge and expense structures.

                Please keep this supplement for future reference.